Exhibit 99.1

Tidewater Inc. 842 West Sam Houston Parkway North, Suite 400 Houston, TX 77024, USA +1.713.470.5300

Tidewater Reports Results for the Three Months Ended March 31, 2023

                                                      First Quarter 2023 Highlights

●	Revenue of $193.1 million; Highest quarterly revenue since fourth quarter of 2015; an 83% increase over the first quarter of 2022
●	Highest quarterly global average day rate since third quarter of 2015
●	Net income of $10.7 million, or $0.21 per share
●	Adjusted EBITDA of $59.1 million; Highest quarterly EBITDA since third quarter of 2015
●	Quarter-end net debt balance of $4.3 million

HOUSTON, May 8, 2022 - Tidewater Inc. (NYSE:TDW) announced today revenue for the three months ended March 31, 2023 of $193.1 million compared with $105.7 million for the three months ended March 31, 2022. Tidewater's net income for the three months ended March 31, 2023, were $10.7 million ($0.21 per common share) compared with a net loss of $12.2 million ($0.29 per common share) for the three months ended March 31, 2022. Included in the net income for the three months ended March 31, 2023 were merger and severance expenses of $1.4 million. Excluding this item, we would have reported a net income for the three months ended March 31, 2023 of $12.2 million ($0.23 per common share). Included in the net losses for the three months ended March 31, 2022 were long-lived asset impairment credit, gain on bargain purchase and merger and severance expenses of $0.5 million. Excluding these items, we would have reported a net loss for the three months ended March 31, 2022 of $11.7 million ($0.28 per common share).

Quintin Kneen, Tidewater’s President and Chief Executive Officer, commented, “We are encouraged by the continued momentum we saw during the first quarter and the new cyclical revenue and global average day rate high-water marks, especially for what is anticipated to be the slowest quarter of the year due to seasonality in certain markets. Consolidated global average day rates continued the upward trend we saw throughout 2022, with the average day rate increasing nearly $1,100 per day sequentially. In addition, each individual geographic region increased its average day rate during the quarter. Also, all individual vessel classes except the 4-8k AHTS class increased in average day rate during the quarter. Seasonality did play a factor during the quarter as activity in the North Sea and the Mediterranean declined sequentially though, notably, we did see net day rate improvements in these markets during the quarter.

“The first quarter is typically the slowest calendar quarter of the year due to harsher weather conditions, calendar year budgets and the contracting habits of some of our global customers. This year we used the period to reposition vessels and to perform as many drydocks as possible so that we can maximize the utilization and profitability during the higher activity periods we typically see in the second and third quarters. Incidentally, we anticipate a stronger fourth quarter than third quarter, which is atypical, but representative of a market strengthening in excess of the typical calendar year seasonality. The repositioning in the first quarter resulted in disproportionally higher drydock cost and idle time. Drydock days were up approximately 41.0% from the fourth quarter and drydock spend was approximately $31.0 million. Our forecasted drydock spend for the year remains unchanged at $77.0 million. Similar to what we are expecting in the fourth quarter of this year, first quarter revenue actually increased over the fourth quarter, as the $1,100 increase in the global average day rate overtook the active fleet utilization decrease of 1.9 percentage points.

“During the first quarter, we announced an agreement to acquire 37 PSVs from Solstad Offshore. We are excited about the addition of this high-quality fleet of PSVs to the Tidewater fleet. We expect to close the acquisition by the end of the second quarter, and we continue to evaluate a variety of commercial banking and debt capital market financing alternatives with the objective of optimizing the cost of capital and financial flexibility.

“Turning to our regional operating results, the Americas had a strong quarter as utilization improved five percentage points and day rate expanded by over $1,500 per day. This improvement was spread across nearly all of the subregions within the Americas segment, with particular strength in the Caribbean. The Asia Pacific region also experienced a strong quarter with significant sequential day rate expansion of approximately $5,700 per day, although vessels transiting in and out of Australia and drydocks materially impacted utilization. Vessel operating margin in Asia Pacific increased by nearly 16 percentage points to just over 43.0%, driven by the day rate expansion. Utilization in West Africa declined during the quarter as a number of vessels were in-transit within the region and the aforementioned increase in drydock days, nonetheless, the average day rates in the region improved by nearly $800 per day.

“As we survey the market and evaluate the momentum that built during the quarter, particularly as we moved beyond the seasonally slow period of the quarter, we remain confident in our outlook for 2023. As such, we reiterate our 2023 annual guidance of $900 million of revenue and approximately 50.0% vessel operating margin for the legacy Tidewater business and reiterate our updated pro forma 2023 guidance of $1.03 billion of revenue and approximately 50.0% vessel operating margin which contemplates closing the Solstad PSV acquisition by the end of the second quarter of 2023.”

In addition to the number of outstanding shares, as of March 31, 2023, the company also has the following in-the-money warrants.

Common shares outstanding	50,780,847
New Creditor Warrants (strike price $0.001 per common share)	81,244
GulfMark Creditor Warrants (strike price $0.01 per common share)	107,877
Total	50,969,968

Tidewater will hold a conference call to discuss results for the three months ending March 31, 2023 on May 9, 2023, at 8:00 a.m. Central Time. Investors and interested parties may listen to the earnings conference call via telephone by calling +1.888.770.7135 if calling from the U.S. or Canada (+1.929.203.0820 if calling from outside the U.S.) and provide Conference ID: 2444624 prior to the scheduled start time. A live webcast of the call will also be available in the Investor Relations section of Tidewater’s website at investor.tdw.com.

A replay of the conference call will be available beginning at 11:00 a.m. Central Time on May 9, 2023 and will continue until 11:59 p.m. Central Time on June 9, 2023. To access the replay, visit the Investor Relations section of Tidewater’s website at investor.tdw.com.

About Tidewater

Tidewater owns and operates the largest fleet of offshore support vessels in the industry, with 65 years of experience supporting offshore energy exploration, production and offshore wind activities worldwide. To learn more, visit www.tdw.com.

Cautionary Statement

This news release contains “forward-looking statements” within the meaning of the U.S. federal securities laws – that is, any statements that are not historical facts. Such statements often contain words such as “expect,” “believe,” “think,” “anticipate,” “predict,” “plan,” “assume,” “estimate,” “forecast,” “target,” “projections,” “intend,” “should,” “will,” “shall” and other similar words. Forward-looking statements address matters that are, to varying degrees, uncertain and based on our management’s current expectations and beliefs concerning future developments and their potential impact on Tidewater Inc. and its subsidiaries (the “Company”).

These forward-looking statements involve risks and uncertainties that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; limited capital resources available to replenish our asset base as needed, including through acquisitions or vessel construction, and to fund our capital expenditure needs; uncertainty of global financial market conditions and potential constraints in accessing capital or credit if and when needed with favorable terms, if at all; changes in decisions and capital spending by customers based on industry expectations for offshore exploration, field development and production; consolidation of our customer base; loss of a major customer; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; rapid technological changes; delays and other problems associated with vessel maintenance; the continued availability of qualified personnel and our ability to attract and retain them; the operating risks normally incident to our lines of business, including the potential impact of liquidated counterparties; our ability to comply with covenants in our indentures and other debt instruments; acts of terrorism and piracy; the impact of regional or global public health crises or pandemics; the impact of potential information technology, cybersecurity or data security breaches; integration of acquired businesses and entry into new lines of business; disagreements with our joint venture partners; natural disasters or significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well developed or consistently enforced; risks associated with our international operations, including local content, local currency or similar requirements especially in higher political risk countries where we operate; interest rate and foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in laws governing the taxation of foreign source income; retention of skilled workers; enforcement of laws related to the environment, labor and foreign corrupt practices; increased global concern, regulation and scrutiny regarding climate change; increased stockholder activism; the potential liability for remedial actions or assessments under existing or future environmental regulations or litigation; the effects of asserted and unasserted claims and the extent of available insurance coverage; the resolution of pending legal proceedings; and other risks and uncertainties detailed in our most recent Forms 10-K, Form 10-Qs and Form 8-Ks filed with or furnished to the SEC.

If one or more of these or other risks or uncertainties materialize (or the consequences of any such development changes), or should our underlying assumptions prove incorrect, actual results or outcomes may vary materially from those reflected in our forward-looking statements. Forward-looking and other statements in this presentation regarding our environmental, social and other sustainability plans, goals or activities are not an indication that these statements are necessarily material to investors or required to be disclosed in our filings with the SEC. In addition, historical, current, and forward-looking environmental, social and sustainability-related statements may be based on standards still developing, internal controls and processes that we continue to evolve, and assumptions subject to change in the future. Statements in this release are made as of the date hereof, and the Company disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Financial information is displayed beginning on the next page.

The financial statements and supplementary information presented in this press release were not audited. This press release presents extracts from the Consolidated Balance Sheets at March 31, 2023 and December 31, 2022; the Consolidated Statements of Operations and Consolidated Statements of Equity for the three months ended March 31, 2023 and 2022; and the Consolidated Statements of Cash Flows for the three months ended March 31, 2023 and 2022. Extracts are drawn from the March 31, 2023 unaudited quarterly and year to date financial statements and the December 31, 2022 audited annual financial statements of Tidewater Inc. All per-share amounts are stated on a diluted basis.

In conjunction with the acquisition of Swire Pacific Offshore (SPO), we realigned our reportable segments to better reflect the post-acquisition operating environment. The previous Middle East/Asia Pacific segment has been split into the Middle East segment and the Asia Pacific segment. Our previous operations in Southeast Asia and Australia, along with the legacy SPO operations in the Asia Pacific region, now form the new Asia Pacific segment. Our segment disclosures reflect the current segment alignment for all periods presented.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In Thousands, except per share data)

	Three Months Ended
	March 31, 2023	March 31, 2022
Revenues:
Vessel revenues	$191,180	$103,876
Other operating revenues	1,924	1,853
Total revenues	193,104	105,729
Costs and expenses:
Vessel operating costs	115,459	68,511
Costs of other operating revenues	1,151	361
General and administrative	23,545	18,217
Depreciation and amortization	30,666	26,657
Long-lived asset impairment and other	—	(500)
Gain on asset dispositions, net	(2,216)	(207)
Total costs and expenses	168,605	113,039
Operating income (loss)	24,499	(7,310)
Other income (expense):
Foreign exchange loss	2,348	946
Interest income and other, net	130	3,486
Interest and other debt costs, net	(4,190)	(4,175)
Total other expense	(1,712)	257
Income (loss) before income taxes	22,787	(7,053)
Income tax expense	11,971	5,218
Net income (loss)	10,816	(12,271)
Less: Net income (loss) attributable to noncontrolling interests	78	(103)
Net income (loss) attributable to Tidewater Inc.	$10,738	$(12,168)
Basic income (loss) per common share	$0.21	$(0.29)
Diluted income (loss) per common share	$0.21	$(0.29)
Weighted average common shares outstanding	50,604	41,412
Dilutive effect of warrants, restricted stock units and stock options	1,368	—
Adjusted weighted average common shares	51,972	41,412

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands, except share and par value data)

	March 31, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$165,145	$164,192
Restricted cash	4,972	1,241
Trade and other receivables, less allowance for credit losses of $12,640 and $14,060 at March 31, 2023 and December 31, 2022, respectively	182,198	156,465
Marine operating supplies	24,448	30,830
Assets held for sale	695	4,195
Prepaid expenses and other current assets	18,978	20,985
Total current assets	396,436	377,908
Net properties and equipment	786,168	796,655
Deferred drydocking and survey costs	82,787	61,080
Indemnification assets	27,698	28,369
Other assets	34,058	33,644
Total assets	$1,327,147	$1,297,656

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$64,775	$38,946
Accrued costs and expenses	107,348	105,518
Other current liabilities	43,220	50,323
Total current liabilities	215,343	194,787
Long-term debt	169,423	169,036
Other liabilities and deferred credits	68,968	67,843

Commitments and contingencies

Equity:
Common stock	51	51
Additional paid-in-capital	1,553,919	1,556,990
Accumulated deficit	(688,911)	(699,649)
Accumulated other comprehensive loss	8,254	8,576
Total stockholders' equity	873,313	865,968
Noncontrolling interests	100	22
Total equity	873,413	865,990
Total liabilities and equity	$1,327,147	$1,297,656

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(In Thousands)

	Three Months Ended
	March 31, 2023	March 31, 2022
Net income (loss)	$10,816	$(12,271)
Other comprehensive income (loss):
Unrealized loss on note receivable	(132)	—
Change in liability of pension plans	(190)	(197)
Total comprehensive income (loss)	$10,494	$(12,468)

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In Thousands)

	Three Months	Three Months
	Ended	Ended
	March 31, 2023	March 31, 2022
Operating activities:
Net loss	$10,816	$(12,271)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	21,048	17,673
Amortization of deferred drydocking and survey costs	9,618	8,984
Amortization of debt premiums and discounts	420	375
Provision for deferred income taxes	35	177
Loss on asset dispositions, net	(2,216)	(207)
Gain on bargain purchase	—	(1,300)
Long-lived asset impairment and other	—	(500)
Stock-based compensation expense	2,103	1,458
Changes in assets and liabilities, net of effects of business acquisition:
Trade and other receivables	(25,733)	(15,570)
Changes in due to/from affiliate, net	—	(20)
Accounts payable	25,829	2,825
Accrued expenses	1,830	3,207
Deferred drydocking and survey costs	(31,325)	(12,612)
Other, net	369	(3,843)
Net cash provided by (used in) operating activities	12,794	(11,624)
Cash flows from investing activities:
Proceeds from sales of assets	5,716	4,628
Acquisitions, net of cash acquired	—	(1,039)
Additions to properties and equipment	(8,651)	(1,229)
Net cash provided by (used in) investing activities	(2,935)	2,360
Cash flows from financing activities:
Acquisition of non-controlling interest in a majority owned subsidiary	(1,427)	—
Debt issuance and modification costs	—	(263)
Tax on share-based awards	(3,747)	(1,017)
Net cash used in financing activities	(5,174)	(1,280)
Net change in cash, cash equivalents and restricted cash	4,685	(10,544)
Cash, cash equivalents and restricted cash at beginning of period	167,977	154,276
Cash, cash equivalents and restricted cash at end of period	$172,662	$143,732

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$98	$—
Income taxes	$17,057	$3,200

Note:  Cash, cash equivalents and restricted cash at March 31, 2023 includes $2.5 million in long-term restricted cash, which is included in other assets in our consolidated balance sheet.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(In Thousands)

	Three Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income (loss)	interest	Total
Balance at December 31, 2022	$51	$1,556,990	$(699,649)	$8,576	$22	$865,990
Total comprehensive income (loss)	—	—	10,738	(322)	78	10,494
Acquisition of non-controlling interest in a majority owned subsidiary	—	(1,427)	—	—	—	(1,427)
Amortization of share-based awards	—	(1,644)	—	—	—	(1,644)
Balance at March 31, 2023	$51	$1,553,919	$(688,911)	$8,254	$100	$873,413

Balance at December 31, 2021	$41	$1,376,494	$(677,900)	$2,668	$466	$701,769
Total comprehensive loss	—	—	(12,168)	(197)	(103)	(12,468)
Issuance of common stock	1	(1)	—	—	—	—
Amortization of share-based awards	—	441	—	—	—	441
Balance at March 31, 2022	$42	$1,376,934	$(690,068)	$2,471	$363	$689,742

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues, were as follows:

(In Thousands)	Three Months Ended
	March 31, 2023		March 31, 2022
Vessel revenues:
Americas	$47,687	25%	$28,444	27%
Asia Pacific	22,024	12%	4,897	5%
Middle East	30,762	16%	20,218	19%
Europe/Mediterranean	31,250	16%	23,919	23%
West Africa	59,457	31%	26,398	26%
Total vessel revenues	$191,180	100%	$103,876	100%
Vessel operating costs:
Crew costs	$66,643	35%	$40,837	39%
Repair and maintenance	16,652	9%	9,461	9%
Insurance	2,005	1%	1,384	1%
Fuel, lube and supplies	13,555	7%	7,076	7%
Other	16,604	8%	9,753	9%
Total vessel operating costs	115,459	60%	68,511	66%
Vessel operating margin (A)	$75,721	40%	$35,365	34%

Note (A): Vessel operating margin equals vessel revenues less vessel operating costs.

The company’s operating loss and other components of loss before income taxes and its related percentage of total revenues, were as follows:

(In Thousands)	Three Months Ended
	March 31, 2023		March 31, 2022
Vessel operating profit (loss):
Americas	$7,962	4%	$(82)	(0)%
Asia Pacific	5,568	3%	2,173	2%
Middle East	(344)	(0)%	(1,883)	(2)%
Europe/Mediterranean	2,036	1%	(2,429)	(2)%
West Africa	17,221	9%	3,215	3%
Other operating profit	773	0%	1,492	1%
	33,216	17%	2,486	2%

Corporate expenses (A)	(10,933)	(5)%	(10,503)	(10)%
Gain on asset dispositions, net	2,216	1%	207	0%
Long-lived asset impairments and other	—	0%	500	1%
Operating income (loss)	$24,499	13%	$(7,310)	(7)%

Note (A):  General and administrative expenses for the three months ended March 31, 2023 and 2022, include stock-based compensation of $2.1 million and $1.5 million, respectively. In addition, vessel operating and general and administrative costs for the three months ended March 31, 2023 and 2022, include $1.4 million and $2.3 million in one-time acquisition, restructuring and integration related costs, respectively.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS (LOSS) – QUARTERLY DATA

(In Thousands, except per share data)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022
Revenues:
Vessel revenues	$191,180	$185,106	$190,247	$162,175	$103,876
Other operating revenues	1,924	1,640	1,515	1,272	1,853
Total revenues	193,104	186,746	191,762	163,447	105,729
Costs and expenses:
Vessel operating costs (A)	115,459	115,496	113,037	100,257	68,511
Costs of other operating revenue	1,151	694	592	483	361
General and administrative (A)	23,545	28,633	27,267	27,804	18,217
Depreciation and amortization	30,666	29,881	30,856	31,766	26,657
Long-lived asset impairment (credit)	—	—	1,214	—	(500)
(Gain) loss on asset dispositions, net	(2,216)	(1,076)	(264)	1,297	(207)
Total operating costs and expenses	168,605	173,628	172,702	161,607	113,039
Operating income (loss)	24,499	13,118	19,060	1,840	(7,310)
Other income (expense):
Foreign exchange gain (loss)	2,348	2,105	(3,997)	(1,881)	946
Equity in net earnings (losses) of unconsolidated companies	—	14	9	(244)	—
Interest income and other, net	130	981	581	349	3,486
Loss on warrants	—	—	—	(14,175)	—
Interest and other debt costs, net	(4,190)	(4,339)	(4,391)	(4,284)	(4,175)
Total other income (expense)	(1,712)	(1,239)	(7,798)	(20,235)	257
Income (loss) before income taxes	22,787	11,879	11,262	(18,395)	(7,053)
Income tax expense	11,971	1,697	6,352	6,619	5,218
Net income (loss)	10,816	10,182	4,910	(25,014)	(12,271)
Net income (loss) attributable to noncontrolling interests	78	(438)	(470)	567	(103)
Net income (loss) attributable to Tidewater Inc.	$10,738	$10,620	$5,380	$(25,581)	$(12,168)
Basic income (loss) per common share	$0.21	$0.22	$0.12	$(0.61)	$(0.29)
Diluted income (loss) per common share	$0.21	$0.20	$0.10	$(0.61)	$(0.29)
Weighted average common shares outstanding	50,604	48,766	44,451	41,814	41,412
Dilutive effect of warrants, restricted stock units and stock options	1,368	3,069	7,069	—	—
Adjusted weighted average common shares	51,972	51,835	51,520	41,814	41,412

Vessel operating margin	$75,721	$69,610	$77,210	$61,918	$35,365

Note (A): One-time acquisition, restructuring and integration related costs	$1,426	$5,150	$4,332	$7,314	$2,305

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands)

	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022
ASSETS
Current assets:
Cash and cash equivalents	$165,145	$164,192	$115,014	$87,981	$136,234
Restricted cash	4,972	1,241	4,965	1,240	4,958
Trade and other receivables, net	182,198	156,465	181,646	189,259	112,953
Due from affiliates, net	—	—	—	—	21,191
Marine operating supplies	24,448	30,830	20,764	21,182	13,252
Assets held for sale	695	4,195	6,815	6,862	8,591
Prepaid expenses and other current assets	18,978	20,985	17,509	23,259	12,012
Total current assets	396,436	377,908	346,713	329,783	309,191
Net properties and equipment	786,168	796,655	815,990	838,612	677,580
Deferred drydocking and survey costs	82,787	61,080	57,877	53,661	44,362
Indemnification assets	27,698	28,369	30,117	30,269	—
Other assets	34,058	33,644	32,364	30,410	22,997
Total assets	$1,327,147	$1,297,656	$1,283,061	$1,282,735	$1,054,130

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$64,775	$38,946	$31,829	$30,537	$23,696
Accrued costs and expenses	107,348	105,518	105,945	109,212	55,141
Due to affiliates	—	—	—	—	21,191
Other current liabilities	43,220	50,323	46,629	47,872	25,471
Total current liabilities	215,343	194,787	184,403	187,621	125,499
Long-term debt	169,423	169,036	168,649	168,279	167,997
Other liabilities and deferred credits	68,968	67,843	82,910	85,188	70,892

Equity:
Common stock	51	51	46	42	42
Additional paid-in-capital	1,553,919	1,556,990	1,555,388	1,554,561	1,376,934
Accumulated deficit	(688,911)	(699,649)	(710,269)	(715,649)	(690,068)
Accumulated other comprehensive income	8,254	8,576	1,474	1,763	2,471
Total stockholders' equity	873,313	865,968	846,639	840,717	689,379
Noncontrolling interests	100	22	460	930	363
Total equity	873,413	865,990	847,099	841,647	689,742
Total liabilities and equity	$1,327,147	$1,297,656	$1,283,061	$1,282,735	$1,054,130

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS – QUARTERLY DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022
Operating activities:
Net income (loss)	$10,816	$10,182	$4,910	$(25,014)	$(12,271)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	21,048	20,983	22,252	22,614	17,673
Amortization of deferred drydocking and survey costs	9,618	8,898	8,604	9,152	8,984
Amortization of debt premiums and discounts	420	522	392	390	375
Provision for deferred income taxes	35	(98)	(11)	(32)	177
(Gain) loss on asset dispositions, net	(2,216)	(1,076)	(264)	1,297	(207)
Gain on bargain purchase	—	—	—	—	(1,300)
Long-lived asset impairment and other	—	—	1,214	—	(500)
Loss on warrants	—	—	—	14,175	—
Stock-based compensation expense	2,103	2,028	1,923	1,963	1,458
Changes in assets and liabilities, net of effects of business acquisition:
Trade and other receivables	(25,733)	26,172	4,784	(19,515)	(15,570)
Changes in due to/from affiliate, net	—	—	—	—	(20)
Accounts payable	25,829	7,117	1,292	5,247	2,825
Accrued expenses	1,830	(427)	(3,267)	(853)	3,207
Deferred drydocking and survey costs	(31,325)	(12,117)	(12,820)	(18,451)	(12,612)
Other, net	369	(16,844)	(896)	(12,576)	(3,843)
Net cash provided by (used in) operating activities	12,794	45,340	28,113	(21,603)	(11,624)
Cash flows from investing activities:
Proceeds from sales of assets	5,716	5,093	312	3,535	4,628
Acquisitions, net of cash acquired	—	—	8,785	(28,486)	(1,039)
Additions to properties and equipment	(8,651)	(4,929)	(6,328)	(4,151)	(1,229)
Net cash provided by (used in) investing activities	(2,935)	164	2,769	(29,102)	2,360
Cash flows from financing activities:
Proceeds from stock offering	—	117,202	70,630	—	—
Repurchase of SPO Acquisition Warrants	—	(117,202)	(70,630)	—	—
Acquisition of non-controlling interest in a majority owned subsidiary	(1,427)	—	—	—	—
Debt issuance and modification costs	—	—	(22)	(108)	(263)
Tax on share-based awards	(3,747)	(47)	(100)	(1,159)	(1,017)
Net cash used in financing activities	(5,174)	(47)	(122)	(1,267)	(1,280)
Net change in cash, cash equivalents and restricted cash	4,685	45,457	30,760	(51,972)	(10,544)
Cash, cash equivalents and restricted cash at beginning of period	167,977	122,520	91,760	143,732	154,276
Cash, cash equivalents and restricted cash at end of period	$172,662	$167,977	$122,520	$91,760	$143,732

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$98	$7,575	$353	$7,626	$—
Income taxes	$17,057	$6,132	$6,813	$6,130	$3,200
Supplemental disclosure of noncash investing activities:
Acquisition of SPO	$—	$—	$—	$162,648	$—
Supplemental disclosure of noncash financing activities:
Warrants issued for SPO acquisition	$—	$—	$—	$162,648	$—
Repurchase of SPO Acquisition Warrants	$—	$373	$992	$—	$—

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022
VESSEL REVENUE BY VESSEL CLASS

Americas fleet:
PSV > 900	$20,556	$17,814	$15,676	$15,204	$9,462
PSV < 900	17,390	16,486	16,460	15,470	14,628
AHTS > 16K	3,395	2,873	3,429	2,390	971
AHTS 8 - 16K	2,807	1,899	1,601	1,130	774
AHTS 4 - 8K	1,521	1,553	1,185	1,438	1,472
Other	2,018	1,160	771	1,888	1,137
Total	47,687	41,785	39,122	37,520	28,444
Asia Pacific fleet:
PSV > 900	9,101	6,692	10,896	7,258	3,923
PSV < 900	5,133	3,120	3,891	3,006	—
AHTS > 16K	1,342	3,260	3,128	1,504	—
AHTS 8 - 16K	5,397	4,364	4,333	2,940	—
AHTS 4 - 8K	998	1,584	1,605	1,433	974
Other	53	50	49	221	—
Total	22,024	19,070	23,902	16,362	4,897
Middle East fleet:
PSV > 900	1,192	1,218	2,771	2,814	1,183
PSV < 900	14,965	15,517	16,063	13,798	9,559
AHTS > 16K	2,316	2,351	2,350	1,750	—
AHTS 8 - 16K	4,593	4,146	3,397	3,808	4,137
AHTS 4 - 8K	7,696	7,343	6,605	6,226	5,339
Total	30,762	30,575	31,186	28,396	20,218
Europe/Mediterranean fleet:
PSV > 900	23,368	24,783	27,167	23,684	18,390
PSV < 900	5,153	7,874	7,092	6,868	5,375
AHTS > 16K	2,511	643	5,251	1,776	—
Other	218	182	192	147	154
Total	31,250	33,482	39,702	32,475	23,919
West Africa fleet:
PSV > 900	9,900	10,534	8,041	6,487	3,987
PSV < 900	24,835	20,494	18,249	13,801	8,499
AHTS > 16K	6,237	5,385	6,152	4,315	—
AHTS 8 - 16K	9,827	11,810	11,236	10,724	5,049
AHTS 4 - 8K	2,360	5,780	6,445	4,576	1,547
Other	6,298	6,191	6,212	7,519	7,316
Total	59,457	60,194	56,335	47,422	26,398
Worldwide fleet:
PSV > 900	64,117	61,041	64,551	55,447	36,945
PSV < 900	67,476	63,491	61,755	52,943	38,061
AHTS > 16K	15,801	14,512	20,310	11,735	971
AHTS 8 - 16K	22,624	22,219	20,567	18,602	9,960
AHTS 4 - 8K	12,575	16,260	15,840	13,673	9,332
Other	8,587	7,583	7,224	9,775	8,607
Total	$191,180	$185,106	$190,247	$162,175	$103,876

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022
AVERAGE NUMBER OF VESSELS:

Americas fleet:
PSV > 900	10	10	11	10	10
PSV < 900	15	16	17	17	17
AHTS > 16K	2	2	2	2	1
AHTS 8 - 16K	2	2	1	1	1
AHTS 4 - 8K	2	2	2	3	3
Other	1	1	1	1	2
Total	32	33	34	34	34
Stacked vessels	(1)	(2)	(3)	(5)	(7)
Active vessels	31	31	31	29	27
Asia Pacific fleet:
PSV > 900	5	5	5	6	3
PSV < 900	2	2	2	2	—
AHTS > 16K	1	2	2	1	—
AHTS 8 - 16K	3	3	3	2	—
AHTS 4 - 8K	2	3	4	3	2
Other	1	1	1	5	—
Total	14	16	17	19	5
Stacked vessels	(1)	(2)	(2)	(1)	—
Active vessels	13	14	15	18	5
Middle East fleet:
PSV > 900	1	2	2	2	1
PSV < 900	21	20	20	19	14
AHTS > 16K	2	2	2	1	—
AHTS 8 - 16K	5	5	5	6	5
AHTS 4 - 8K	14	14	13	13	13
Total	43	43	42	41	33
Stacked vessels	—	—	—	—	—
Active vessels	43	43	42	41	33
Europe/Mediterranean fleet:
PSV > 900	20	20	19	19	19
PSV < 900	6	6	6	7	9
AHTS > 16K	1	1	1	1	—
Total	27	27	26	27	28
Stacked vessels	—	—	—	(2)	(4)
Active vessels	27	27	26	25	24
West Africa fleet:
PSV > 900	7	6	6	4	3
PSV < 900	18	18	18	15	12
AHTS > 16K	5	4	4	3	—
AHTS 8 - 16K	11	11	12	10	5
AHTS 4 - 8K	8	8	8	6	3
Other	25	28	28	29	29
Total	74	75	76	67	52
Stacked vessels	(8)	(10)	(9)	(8)	(10)
Active vessels	66	65	67	59	42
Worldwide fleet:
PSV > 900	43	43	43	41	36
PSV < 900	62	62	63	60	52
AHTS > 16K	11	11	11	8	1
AHTS 8 - 16K	21	21	21	19	11
AHTS 4 - 8K	26	27	27	25	21
Other	27	30	30	35	31
Total	190	194	195	188	152
Stacked vessels	(10)	(14)	(14)	(16)	(21)
Active vessels	180	180	181	172	131

Total active	180	180	181	172	131
Total stacked	10	14	14	16	21
Total joint venture	—	1	1	1	1
Total	190	195	196	189	153

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022
AVAILABLE DAYS - TOTAL FLEET:

Americas fleet:
PSV > 900	907	922	1,012	943	900
PSV < 900	1,359	1,499	1,564	1,547	1,530
AHTS > 16K	180	184	184	152	90
AHTS 8 - 16K	180	184	122	91	90
AHTS 4 - 8K	180	184	184	246	270
Other	121	92	92	121	145
Total	2,927	3,065	3,158	3,100	3,025
Asia Pacific fleet:
PSV > 900	481	460	460	507	270
PSV < 900	180	184	184	183	—
AHTS > 16K	90	184	184	122	—
AHTS 8 - 16K	270	276	276	183	—
AHTS 4 - 8K	180	292	368	304	180
Other	48	92	92	453	—
Total	1,249	1,488	1,564	1,752	450
Middle East fleet:
PSV > 900	90	92	123	152	90
PSV < 900	1,842	1,840	1,840	1,700	1,269
AHTS > 16K	180	184	184	122	—
AHTS 8 - 16K	450	460	465	546	458
AHTS 4 - 8K	1,291	1,288	1,217	1,183	1,170
Total	3,853	3,864	3,829	3,703	2,987
Europe/Mediterranean fleet:
PSV > 900	1,762	1,838	1,748	1,729	1,710
PSV < 900	540	552	552	696	826
AHTS > 16K	90	92	92	61	—
Total	2,392	2,482	2,392	2,486	2,536
West Africa fleet:
PSV > 900	630	644	613	406	270
PSV < 900	1,620	1,656	1,656	1,367	1,103
AHTS > 16K	450	368	368	244	—
AHTS 8 - 16K	990	1,012	1,074	882	470
AHTS 4 - 8K	720	736	736	548	255
Other	2,256	2,545	2,582	2,639	2,610
Total	6,666	6,961	7,029	6,086	4,708
Worldwide fleet:
PSV > 900	3,870	3,956	3,956	3,737	3,240
PSV < 900	5,541	5,731	5,796	5,493	4,728
AHTS > 16K	990	1,012	1,012	701	90
AHTS 8 - 16K	1,890	1,932	1,937	1,702	1,018
AHTS 4 - 8K	2,371	2,500	2,505	2,281	1,875
Other	2,425	2,729	2,766	3,213	2,755
Total	17,087	17,860	17,972	17,127	13,706

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022
OUT-OF-SERVICE - STACKED DAYS:

Americas fleet:
PSV > 900	—	—	—	155	180
PSV < 900	99	211	276	273	270
AHTS 4 - 8K	—	—	—	64	90
Other	—	—	—	—	55
Total	99	211	276	492	595
Asia Pacific fleet:
AHTS 4 - 8K	—	54	61	—	—
Other	48	92	92	61	—
Total	48	146	153	61	—
Middle East fleet:
PSV < 900	—	—	—	—	25
Total	—	—	—	—	25
Europe/Mediterranean fleet:
PSV > 900	—	—	—	—	90
PSV < 900	—	—	—	150	286
Total	—	—	—	150	376
West Africa fleet:
PSV < 900	—	—	—	18	203
AHTS 8 - 16K	—	—	—	—	20
AHTS 4 - 8K	180	158	92	56	75
Other	540	797	747	678	630
Total	720	955	839	752	928
Worldwide fleet:
PSV > 900	—	—	—	155	270
PSV < 900	99	211	276	441	784
AHTS 8 - 16K	—	—	—	—	20
AHTS 4 - 8K	180	212	153	120	165
Other	588	889	839	739	685
Total	867	1,312	1,268	1,455	1,924

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022
AVAILABLE DAYS - ACTIVE FLEET:

Americas fleet:
PSV > 900	907	922	1,012	788	720
PSV < 900	1,260	1,288	1,288	1,274	1,260
AHTS > 16K	180	184	184	152	90
AHTS 8 - 16K	180	184	122	91	90
AHTS 4 - 8K	180	184	184	182	180
Other	121	92	92	121	90
Total	2,828	2,854	2,882	2,608	2,430
Asia Pacific fleet:
PSV > 900	481	460	460	507	270
PSV < 900	180	184	184	183	—
AHTS > 16K	90	184	184	122	—
AHTS 8 - 16K	270	276	276	183	—
AHTS 4 - 8K	180	238	307	304	180
Other	—	—	—	392	—
Total	1,201	1,342	1,411	1,691	450
Middle East fleet:
PSV > 900	90	92	123	152	90
PSV < 900	1,842	1,840	1,840	1,700	1,244
AHTS > 16K	180	184	184	122	—
AHTS 8 - 16K	450	460	465	546	458
AHTS 4 - 8K	1,291	1,288	1,217	1,183	1,170
Total	3,853	3,864	3,829	3,703	2,962
Europe/Mediterranean fleet:
PSV > 900	1,762	1,838	1,748	1,729	1,620
PSV < 900	540	552	552	546	540
AHTS > 16K	90	92	92	61	—
Total	2,392	2,482	2,392	2,336	2,160
West Africa fleet:
PSV > 900	630	644	613	406	270
PSV < 900	1,620	1,656	1,656	1,349	900
AHTS > 16K	450	368	368	244	—
AHTS 8 - 16K	990	1,012	1,074	882	450
AHTS 4 - 8K	540	578	644	492	180
Other	1,716	1,748	1,835	1,961	1,980
Total	5,946	6,006	6,190	5,334	3,780
Worldwide fleet:
PSV > 900	3,870	3,956	3,956	3,582	2,970
PSV < 900	5,442	5,520	5,520	5,052	3,944
AHTS > 16K	990	1,012	1,012	701	90
AHTS 8 - 16K	1,890	1,932	1,937	1,702	998
AHTS 4 - 8K	2,191	2,288	2,352	2,161	1,710
Other	1,837	1,840	1,927	2,474	2,070
Total	16,220	16,548	16,704	15,672	11,782

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022
UTILIZATION - TOTAL FLEET:

Americas fleet:
PSV > 900	84.2%	82.6%	74.6%	74.4%	54.6%
PSV < 900	79.8	68.1	69.3	67.7	63.3
AHTS > 16K	50.0	48.2	92.4	90.2	57.6
AHTS 8 - 16K	100.0	76.8	89.5	100.0	68.9
AHTS 4 - 8K	96.4	99.2	74.4	67.2	63.7
Other	97.5	100.0	66.5	100.0	62.1
Total	82.3%	74.6%	73.3%	73.0%	60.7%
Asia Pacific fleet:
PSV > 900	70.8%	62.6%	94.5%	65.5%	100.0%
PSV < 900	90.6	78.4	100.0	66.7	—
AHTS > 16K	78.1	90.8	89.9	50.0	—
AHTS 8 - 16K	79.8	85.4	97.2	91.2	—
AHTS 4 - 8K	80.3	79.5	64.5	56.9	97.9
Other	—	—	—	74.0	—
Total	74.8%	71.7%	82.5%	67.9%	99.2%
Middle East fleet:
PSV > 900	100.0%	100.0%	93.6%	100.0%	100.0%
PSV < 900	74.4	78.3	84.1	76.5	78.0
AHTS > 16K	100.0	100.0	94.7	100.0	—
AHTS 8 - 16K	96.0	84.8	68.5	70.9	99.7
AHTS 4 - 8K	85.7	86.3	84.9	87.1	80.4
Total	82.5%	83.3%	83.3%	80.8%	82.9%
Europe/Mediterranean fleet:
PSV > 900	82.7%	87.1%	95.8%	88.4%	84.7%
PSV < 900	85.4	93.8	96.4	71.5	63.5
AHTS > 16K	84.1	65.5	76.9	53.4	—
Total	83.4%	87.8%	95.2%	82.8%	77.8%
West Africa fleet:
PSV > 900	83.0%	85.7%	70.9%	96.3%	100.0%
PSV < 900	95.3	89.9	86.6	80.6	66.0
AHTS > 16K	73.5	89.4	100.0	98.1	—
AHTS 8 - 16K	79.8	91.1	85.7	95.4	95.7
AHTS 4 - 8K	32.4	62.1	82.6	82.6	69.6
Other	50.3	45.4	44.4	52.9	52.2
Total	68.4%	70.5%	69.9%	72.7%	63.5%
Worldwide fleet:
PSV > 900	82.0%	83.3%	86.3%	83.1%	79.3%
PSV < 900	83.4	80.5	82.5	74.1	67.9
AHTS > 16K	75.4	81.9	93.7	84.4	57.6
AHTS 8 - 16K	85.6	87.4	83.4	87.4	95.1
AHTS 4 - 8K	69.9	79.4	80.5	79.8	78.2
Other	51.7	45.7	43.7	57.7	52.7
Total	76.5%	76.5%	77.8%	75.5%	70.9%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022
UTILIZATION - ACTIVE FLEET:

Americas fleet:
PSV > 900	84.2%	82.6%	74.6%	89.1%	68.2%
PSV < 900	86.1	79.3	84.1	82.3	76.8
AHTS > 16K	50.0	48.2	92.4	90.2	57.6
AHTS 8 - 16K	100.0	76.8	89.5	100.0	68.9
AHTS 4 - 8K	96.4	99.2	74.4	90.8	95.5
Other	97.5	100.0	66.5	100.0	100.0
Total	85.2%	80.1%	80.3%	86.8%	75.5%
Asia Pacific fleet:
PSV > 900	70.8%	62.6%	94.5%	65.5%	100.0%
PSV < 900	90.6	78.4	100.0	66.7	—
AHTS > 16K	78.1	90.8	89.9	50.0	—
AHTS 8 - 16K	79.8	85.4	97.2	91.2	—
AHTS 4 - 8K	80.3	97.4	77.4	56.9	97.9
Other	—	—	—	85.5	—
Total	77.8%	79.5%	91.4%	70.4%	99.2%
Middle East fleet:
PSV > 900	100.0%	100.0%	93.6%	100.0%	100.0%
PSV < 900	74.4	78.3	84.1	76.5	79.6
AHTS > 16K	100.0	100.0	94.7	100.0	—
AHTS 8 - 16K	96.0	84.8	68.5	70.9	99.7
AHTS 4 - 8K	85.7	86.3	84.9	87.1	80.4
Total	82.5%	83.3%	83.3%	80.8%	83.6%
Europe/Mediterranean fleet:
PSV > 900	82.7%	87.1%	95.8%	88.4%	89.4%
PSV < 900	85.4	93.8	96.4	91.1	97.1
AHTS > 16K	84.1	65.5	76.9	53.4	—
Total	83.4%	87.8%	95.2%	88.1%	91.3%
West Africa fleet:
PSV > 900	83.0%	85.7%	70.9%	96.3%	100.0%
PSV < 900	95.3	89.9	86.6	81.7	80.9
AHTS > 16K	73.5	89.4	100.0	98.1	—
AHTS 8 - 16K	79.8	91.1	85.7	95.4	100.0
AHTS 4 - 8K	43.2	79.1	94.5	92.0	98.6
Other	66.2	66.1	62.5	71.2	68.8
Total	76.6%	81.7%	79.4%	82.9%	79.1%
Worldwide fleet:
PSV > 900	82.0%	83.3%	86.3%	86.7%	86.5%
PSV < 900	84.9	83.6	86.6	80.6	81.4
AHTS > 16K	75.4	81.9	93.7	84.4	57.6
AHTS 8 - 16K	85.6	87.4	83.4	87.4	97.0
AHTS 4 - 8K	75.7	86.7	85.7	84.3	85.8
Other	68.2	67.8	62.7	74.9	70.2
Total	80.6%	82.5%	83.7%	82.5%	82.5%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022
AVERAGE VESSEL DAY RATES: (A)

Americas fleet:
PSV > 900	$26,930	$23,401	$20,775	$21,658	$19,265
PSV < 900	16,037	16,146	15,197	14,762	15,111
AHTS > 16K	37,720	32,368	20,175	17,430	18,745
AHTS 8 - 16K	15,593	13,431	14,668	12,424	12,480
AHTS 4 - 8K	8,764	8,511	8,654	8,701	8,562
Other	17,110	12,611	12,616	15,601	12,633
Total	19,794	18,271	16,901	16,569	15,501
Asia Pacific fleet:
PSV > 900	26,723	23,237	25,072	21,850	14,529
PSV < 900	31,488	21,627	21,148	24,640	—
AHTS > 16K	19,095	19,519	18,902	24,664	—
AHTS 8 - 16K	25,049	18,509	16,144	17,609	—
AHTS 4 - 8K	6,903	6,822	6,759	8,281	5,528
Other	—	—	—	660	—
Total	23,582	17,868	18,530	13,748	10,975
Middle East fleet:
PSV > 900	13,251	13,234	24,061	18,513	13,147
PSV < 900	10,926	10,768	10,378	10,607	9,658
AHTS > 16K	12,868	12,777	13,487	14,348	—
AHTS 8 - 16K	10,632	10,627	10,666	9,832	9,058
AHTS 4 - 8K	6,953	6,604	6,396	6,044	5,672
Total	9,679	9,498	9,781	9,490	8,160
Europe/Mediterranean fleet:
PSV > 900	16,031	15,476	16,229	15,496	12,697
PSV < 900	11,177	15,212	13,323	13,806	10,248
AHTS > 16K	33,164	10,682	74,231	54,472	—
Total	15,669	15,364	17,436	15,776	12,124
West Africa fleet:
PSV > 900	18,931	19,096	18,502	16,592	14,768
PSV < 900	16,080	13,758	12,721	12,528	11,672
AHTS > 16K	18,863	16,367	16,719	18,036	—
AHTS 8 - 16K	12,433	12,809	12,212	12,743	11,219
AHTS 4 - 8K	10,113	12,637	10,595	10,105	8,721
Other	5,548	5,359	5,415	5,381	5,368
Total	13,047	12,272	11,467	10,721	8,834
Worldwide fleet:
PSV > 900	20,198	18,529	18,914	17,854	14,378
PSV < 900	14,597	13,762	12,915	13,008	11,855
AHTS > 16K	21,163	17,505	21,415	19,824	18,745
AHTS 8 - 16K	13,984	13,153	12,726	12,511	10,281
AHTS 4 - 8K	7,583	8,196	7,859	7,507	6,362
Other	6,852	6,080	5,979	5,275	5,924
Total	$14,624	$13,554	$13,606	$12,544	$10,687

Note (A):  Average Vessel Day Rates equals Vessel Revenue / Days Worked.

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022

Americas
Vessel revenues	$47,687	$41,785	$39,122	$37,520	$28,444

Vessel operating costs:
Crew costs	17,402	16,486	16,080	12,949	11,252
Repair and maintenance	3,888	3,619	3,594	2,866	2,627
Insurance	410	410	414	248	367
Fuel, lube and supplies	2,999	2,387	2,557	2,326	2,385
Other	3,572	5,102	3,090	3,054	2,196
Total vessel operating costs	28,271	28,004	25,735	21,443	18,827

Vessel operating margin ($)	19,416	13,781	13,387	16,077	9,617
Vessel operating margin (%)	40.7%	33.0%	34.2%	42.8%	33.8%

Americas - Select operating statistics
Average vessels - Total fleet	32	33	34	34	34
Utilization - Total fleet	82.3%	74.6%	73.3%	73.0%	60.7%

Average vessels - Active fleet	31	31	31	29	27
Utilization - Active fleet	85.2%	80.1%	80.3%	86.8%	75.5%

Average day rates	$19,794	$18,271	$16,901	$16,569	$15,501

Vessels commencing drydocks	2	2	4	3	5

Deferred drydocking and survey costs - beginning balance	$21,720	$21,772	$19,208	$18,422	$16,270
Cash paid for deferred drydocking and survey costs	8,218	4,389	5,678	3,857	5,060
Amortization of deferred drydocking and survey costs	(3,417)	(3,025)	(2,932)	(3,071)	(2,908)
Disposals, intersegment transfers and other	1,311	(1,416)	(182)	—	—
Deferred drydocking and survey costs - ending balance	$27,832	$21,720	$21,772	$19,208	$18,422

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022

Asia Pacific
Vessel revenues	$22,024	$19,070	$23,902	$16,362	$4,897

Vessel operating costs:
Crew costs	7,311	9,876	10,631	8,138	788
Repair and maintenance	1,749	901	947	945	284
Insurance	123	183	189	90	54
Fuel, lube and supplies	1,630	1,299	1,145	1,590	105
Other	1,678	1,574	1,909	1,176	422
Total vessel operating costs	12,491	13,833	14,821	11,939	1,653

Vessel operating margin ($)	9,533	5,237	9,081	4,423	3,244
Vessel operating margin (%)	43.3%	27.5%	38.0%	27.0%	66.2%

Asia Pacific - Select operating statistics
Average vessels - Total fleet	14	16	17	19	5
Utilization - Total fleet	74.8%	71.7%	82.5%	67.9%	99.2%

Average vessels - Active fleet	13	14	15	18	5
Utilization - Active fleet	77.8%	79.5%	91.4%	70.4%	99.2%

Average day rates	$23,582	$17,868	$18,530	$13,748	$10,975

Vessels commencing drydocks	1	2	—	2	—

Deferred drydocking and survey costs - beginning balance	$553	$979	$852	$542	$710
Cash paid for deferred drydocking and survey costs	2,368	156	702	1,262	—
Amortization of deferred drydocking and survey costs	(282)	(117)	(139)	(163)	(168)
Disposals, intersegment transfers and other	(114)	(465)	(436)	(789)	—
Deferred drydocking and survey costs - ending balance	$2,525	$553	$979	$852	$542

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022

Middle East
Vessel revenues	$30,762	$30,575	$31,186	$28,396	$20,218

Vessel operating costs:
Crew costs	12,616	12,472	12,814	11,193	8,465
Repair and maintenance	3,475	3,216	3,441	3,429	2,124
Insurance	433	384	406	325	297
Fuel, lube and supplies	2,870	2,991	3,281	2,700	1,559
Other	3,669	2,505	1,804	2,249	2,457
Total vessel operating costs	23,063	21,568	21,746	19,896	14,902

Vessel operating margin ($)	7,699	9,007	9,440	8,500	5,316
Vessel operating margin (%)	25.0%	29.5%	30.3%	29.9%	26.3%

Middle East - Select operating statistics
Average vessels - Total fleet	43	43	42	41	33
Utilization - Total fleet	82.5%	83.3%	83.3%	80.8%	82.9%

Average vessels - Active fleet	43	43	42	41	33
Utilization - Active fleet	82.5%	83.3%	83.3%	80.8%	83.6%

Average day rates	$9,679	$9,498	$9,781	$9,490	$8,160

Vessels commencing drydocks	5	5	5	7	2

Deferred drydocking and survey costs - beginning balance	$15,062	$14,993	$14,980	$10,665	$8,994
Cash paid for deferred drydocking and survey costs	7,787	1,930	2,345	6,362	3,855
Amortization of deferred drydocking and survey costs	(1,913)	(2,323)	(2,346)	(2,308)	(2,184)
Disposals, intersegment transfers and other	(259)	462	14	261	—
Deferred drydocking and survey costs - ending balance	$20,677	$15,062	$14,993	$14,980	$10,665

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022

Europe/Mediterranean
Vessel revenues	$31,250	$33,482	$39,702	$32,475	$23,919

Vessel operating costs:
Crew costs	12,727	13,010	12,347	12,349	12,003
Repair and maintenance	2,706	3,067	1,652	2,414	2,106
Insurance	384	386	440	307	309
Fuel, lube and supplies	1,584	2,051	1,158	1,740	1,077
Other	2,371	1,762	2,170	2,468	2,026
Total vessel operating costs	19,772	20,276	17,767	19,278	17,521

Vessel operating margin ($)	11,478	13,206	21,935	13,197	6,398
Vessel operating margin (%)	36.7%	39.4%	55.2%	40.6%	26.7%

Europe/Mediterranean - Select operating statistics
Average vessels - Total fleet	27	27	26	27	28
Utilization - Total fleet	83.4%	87.8%	95.2%	82.8%	77.8%

Average vessels - Active fleet	27	27	26	25	24
Utilization - Active fleet	83.4%	87.8%	95.2%	88.1%	91.3%

Average day rates	$15,669	$15,364	$17,436	$15,776	$12,124

Vessels commencing drydocks	4	3	1	3	1

Deferred drydocking and survey costs - beginning balance	$9,566	$8,588	$9,231	$6,425	$4,983
Cash paid for deferred drydocking and survey costs	5,128	1,175	315	4,206	2,575
Amortization of deferred drydocking and survey costs	(1,739)	(1,523)	(1,244)	(1,400)	(1,133)
Disposals, intersegment transfers and other	(1,592)	1,326	286	—	—
Deferred drydocking and survey costs - ending balance	$11,363	$9,566	$8,588	$9,231	$6,425

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022

West Africa
Vessel revenues	$59,457	$60,194	$56,335	$47,422	$26,398

Vessel operating costs:
Crew costs	16,587	17,855	19,317	16,010	8,329
Repair and maintenance	4,834	3,971	3,910	3,823	2,320
Insurance	655	664	539	396	357
Fuel, lube and supplies	4,472	4,113	4,150	3,165	1,950
Other	5,314	5,212	5,052	4,307	2,652
Total vessel operating costs	31,862	31,815	32,968	27,701	15,608

Vessel operating margin ($)	27,595	28,379	23,367	19,721	10,790
Vessel operating margin (%)	46.4%	47.1%	41.5%	41.6%	40.9%

West Africa - Select operating statistics
Average vessels - Total fleet	74	75	76	67	52
Utilization - Total fleet	68.4%	70.5%	69.9%	72.7%	63.5%

Average vessels - Active fleet	66	65	67	59	42
Utilization - Active fleet	76.6%	81.7%	79.4%	82.9%	79.1%

Average day rates	$13,047	$12,272	$11,467	$10,721	$8,834

Vessels commencing drydocks	6	2	5	5	3

Deferred drydocking and survey costs - beginning balance	$14,179	$11,545	$9,390	$8,308	$9,777
Cash paid for deferred drydocking and survey costs	7,824	4,467	3,780	2,764	1,122
Amortization of deferred drydocking and survey costs	(2,267)	(1,909)	(1,943)	(2,210)	(2,591)
Disposals, intersegment transfers and other	654	76	318	528	—
Deferred drydocking and survey costs - ending balance	$20,390	$14,179	$11,545	$9,390	$8,308

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022

Worldwide
Vessel revenues	$191,180	$185,106	$190,247	$162,175	$103,876

Vessel operating costs:
Crew costs	66,643	69,699	71,189	60,639	40,837
Repair and maintenance	16,652	14,774	13,544	13,477	9,461
Insurance	2,005	2,027	1,988	1,366	1,384
Fuel, lube and supplies	13,555	12,841	12,291	11,521	7,076
Other	16,604	16,155	14,025	13,254	9,753
Total vessel operating costs	115,459	115,496	113,037	100,257	68,511

Vessel operating margin ($)	75,721	69,610	77,210	61,918	35,365
Vessel operating margin (%)	39.6%	37.6%	40.6%	38.2%	34.0%

Worldwide - Select operating statistics
Average vessels - Total fleet	190	194	195	188	152
Utilization - Total fleet	76.5%	76.5%	77.8%	75.5%	70.9%

Average vessels - Active fleet	180	180	181	172	131
Utilization - Active fleet	80.6%	82.5%	83.7%	82.5%	82.5%

Average day rates	$14,624	$13,554	$13,606	$12,544	$10,687

Vessels commencing drydocks	18	14	15	20	11

Deferred drydocking and survey costs - beginning balance	$61,080	$57,877	$53,661	$44,362	$40,734
Cash paid for deferred drydocking and survey costs	31,325	12,117	12,820	18,451	12,612
Amortization of deferred drydocking and survey costs	(9,618)	(8,897)	(8,604)	(9,152)	(8,984)
Disposals, intersegment transfers and other	—	(17)	—	—	—
Deferred drydocking and survey costs - ending balance	$82,787	$61,080	$57,877	$53,661	$44,362

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022

Net income (loss)	$10,816	$10,182	$4,910	$(25,014)	$(12,271)

Interest and other debt costs	4,190	4,339	4,391	4,284	4,175
Income tax (benefit) expense	11,971	1,697	6,352	6,619	5,218
Depreciation	21,048	20,983	22,252	22,614	17,673
Amortization of deferred drydock and survey costs	9,618	8,898	8,604	9,152	8,984
EBITDA (A), (B), (C)	57,643	46,099	46,509	17,655	23,779

Long-lived asset impairment (credit) and other	—	—	1,214	—	(500)
Loss on warrants	—	—	—	14,175	—
Gain on bargain purchase	—	—	—	—	(1,300)
One-time acquisition, restructuring and integration related costs	1,426	5,150	4,332	7,314	2,305
Adjusted EBITDA (A), (B), (C)	$59,069	$51,249	$52,055	$39,144	$24,284

Note (A):  EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes impairment charges, loss on warrants, gain on bargain purchase and acquisition, restructuring and integration related costs.

Note (B):  EBITDA and Adjusted EBITDA for the three months ended March 31, 2023, and for each of the prior four quarters includes non-cash, stock-based compensation expense of $2,103, $2,028, $1,923, $1,963 and $1,458 respectively.

Note (C):  EBITDA and Adjusted EBITDA for the three months ended March 31, 2023, and for each of the prior four quarters includes foreign exchange gain (losses) of $2,348, $2,105, $(3,997), $(1,881) and $946 respectively.

Non-GAAP Financial Measures

We disclose and discuss EBITDA and Adjusted EBITDA as non-GAAP financial measures in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission. We define EBITDA as earnings (net income or loss) before interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes impairment charges and merger and integration related costs. Our measures of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA and Adjusted EBITDA differently than we do, which may limit its usefulness as a comparative measure.

Because EBITDA and Adjusted EBITDA are not measures of financial performance calculated in accordance with GAAP, they should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA and Adjusted EBITDA are widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe provide additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures. We also believe the disclosure of EBITDA and Adjusted EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter-to-quarter and year-to-year.

EBITDA and Adjusted EBITDA are also financial metrics used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA and Adjusted EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022

Net cash provided by (used in) operating activities (A)	$12,794	$45,340	$28,113	$(21,603)	$(11,624)

Cash interest expense	98	7,575	353	7,626	—
Interest income and other	(130)	(981)	(581)	(349)	(2,186)
Additions to property and equipment	(8,651)	(4,929)	(6,328)	(4,151)	(1,229)
Acquisitions	—	—	8,785	(28,486)	(1,039)
Expansion capital	109	1,240	(8,441)	28,678	1,207
Free cash flow before proceeds from asset sales	4,220	48,245	21,901	(18,285)	(14,871)

Proceeds from asset sales	5,716	5,093	312	3,535	4,628

Free cash flow	$9,936	$53,338	$22,213	$(14,750)	$(10,243)

Free cash flow is a non-GAAP investment performance indicator which we believe provides useful information regarding the net cash generated by the Company before any payments to capital providers. Free cash flow is determined from net cash provided by (used in) operating activities adjusted for capital expenditures, excluding expansion capital, proceeds from asset sales, cash interest expense and interest income. Free cash flow is not defined by U.S. GAAP and is not a substitute for net cash provided by operating activities.

Note (A): Net cash provided by (used in) operating activities is affected by changes in our assets and liabilities and the amounts we pay in cash for our drydocks and vessel surveys as illustrated in the following table:

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022
Cash provided by (used in) changes in assets and liabilities, excluding drydock payments	$2,295	$16,018	$1,913	$(27,697)	$(13,401)
Cash paid for deferred drydock and survey costs	(31,325)	(12,117)	(12,820)	(18,451)	(12,612)
Total sources (uses) of cash for changes in assets and liabilities	$(29,030)	$3,901	$(10,907)	$(46,148)	$(26,013)

Contacts

Tidewater Inc.

West Gotcher

Vice President,

Finance and Investor Relations

+1.713.470.5285

SOURCE: Tidewater Inc.